The Glenmede Fund, Inc.

Large Cap Value Portfolio

Summary Prospectus—February 28, 2020	Ticker Symbol: GTMEX

Before you invest, you may want to review the Portfolio’s complete Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s complete Prospectus, reports to shareholders, and other information about the Portfolio online at https://www.glenmede.com/performance. You can also get this information at no cost by calling 1-800-442-8299 or by sending an e-mail request to glenmedefunds@glenmede.com. The Portfolio’s complete Prospectus and Statement of Additional Information, both dated February 28, 2020, are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio or your financial intermediary electronically by contacting the Fund at 1-800-442-8299 or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Portfolio or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-800-442-8299 or by contacting your financial intermediary. Your election to receive reports in paper will apply to all Portfolios you hold in the Glenmede fund complex and with your financial intermediary.

Investment Objective

Maximum long-term total return consistent with reasonable risk to principal.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses (includes 0.20% shareholder servicing fees payable to Glenmede Trust)	0.45%

Total Annual Portfolio Operating Expenses	1.00%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$318	$552	$1,225

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. The Portfolio may actively trade portfolio securities to achieve its principal investment strategies. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 64% of the average value of its portfolio.

Large Cap Value Portfolio

Summary Prospectus—February 28, 2020	Ticker Symbol: GTMEX

Principal Investment Strategies

The Portfolio invests, under normal market circumstances, at least 80% of the value of its net assets (including borrowings for investment purposes) in equity securities, such as common stocks, including dividend-paying common stocks, and preferred stocks, of primarily U.S. large cap companies that Glenmede Investment Management LP (the “Advisor”) believes are undervalued. Large cap companies include companies with market capitalizations, at the time of purchase, with in the market capitalization range of any stock in the Russell 1000® Index. That capitalization range was $2.4 billion to $974.2 billion as of May 10, 2019. In addition, at times, the Portfolio may make significant investments in American Depositary Receipts (“ADRs”) listed on the New York Stock Exchange (“NYSE”).

The Advisor attempts to purchase stocks that it considers to be undervalued based on earnings power and/or asset value. The Advisor uses a quantitative computer model to help identify securities using such variables as price in relation to earnings, cash flow and assets. A stock is sold for a number of reasons, including when the Advisor considers it to be fully valued or likely to experience deterioration in underlying fundamentals. The Portfolio may actively trade its securities to achieve its principal investment strategies.

Principal Investment Risks

All investments carry a certain amount of risk and the Portfolio cannot guarantee that it will achieve its investment objective. In addition, the strategies that the Advisor uses may fail to produce the intended result. Each risk summarized below is considered a “principal risk” of investing in the Portfolio, regardless of the order in which it appears. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you could lose money by investing in the Portfolio.

The Portfolio may be appropriate for you if you are investing for goals several years away, and are comfortable with stock market risks. The Portfolio would not be appropriate for you if you are investing for short-term goals or are mainly seeking current income.

Market Risk: Stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical: there are times when stock prices generally increase, and other times when they generally decrease. In addition, the Portfolio is subject to the additional risk that the particular types of stocks held by the Portfolio will underperform other types of securities. Market risks, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. Natural disasters, public health emergencies (including pandemics and epidemics), terrorism and other global unforeseeable events may lead to instability in world economies and markets, may lead to market volatility, and may have adverse long-term effects. The Portfolio cannot predict the effects of such unforeseeable events in the future on the economy, the markets or the Portfolio’s investments.

Frequent Trading Risk: A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Portfolio’s performance over time. High portfolio turnover may also result in the realization of short-term capital gains. Distributions derived from such gains will be treated as ordinary income for Federal income tax purposes.

Value Style Risk: Although the Portfolio invests in stocks the Advisor believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower. In addition, the value investment style can shift into and out of favor with investors, depending on market and economic conditions. As a result, the Portfolio may at times outperform or underperform other funds that invest more broadly or employ a different investment style.

ADR/Foreign Securities Risk: The Portfolio may invest in ADRs, which are depositary receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign company. Investments in ADRs involve risks similar to those accompanying direct investments in foreign securities. Foreign stocks involve special risks not typically associated with U.S. stocks. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

Large Cap Value Portfolio

Summary Prospectus—February 28, 2020	Ticker Symbol: GTMEX

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from year to year. The table shows how the average annual total returns for one, five and ten years compare to those of selected market indices. The Portfolio’s past performance, before and after-taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available by visiting www.glenmedeim.com or by calling 1-800-442-8299.

During the periods shown in the bar chart, the highest quarterly return was 15.26% (for the quarter ended December 31, 2011) and the lowest quarterly return was -21.77% (for the quarter ended September 30, 2011).

After-tax returns for the Portfolio are calculated using the historical highest individual Federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Average Annual Total Returns (for the periods ended December 31, 2019)

	Past 1 Year	Past 5 Years	Past 10 Years
Return Before Taxes	25.54%	7.95%	11.12%
Return After Taxes on Distributions	22.50%	5.24%	8.65%

Return After Taxes on Distributions and Sale of Fund Shares	17.17%	5.83%	8.55%

Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	26.54%	8.29%	11.80%

S&P 500® Index (reflects no deduction for fees, expenses or taxes)[1]	31.49%	11.70%	13.56%

Morningstar Large Value Average[2]	25.04%	7.82%	10.51%

[1]	The S&P 500® Index is provided so that investors may compare the performance of the Portfolio with the performance of a well-known index of leading U.S. companies.
[2]

The Morningstar Large Value Average is provided so that investors may compare the performance of the Portfolio with the performance of a peer group of funds that Morningstar, Inc. considers similar to the Portfolio.

Investment Adviser

Glenmede Investment Management LP serves as investment advisor to the Portfolio.

Portfolio Manager

Wade Wescott, CFA, Portfolio Manager of the Advisor, has managed the Portfolio since 2008.

Large Cap Value Portfolio

Summary Prospectus—February 28, 2020	Ticker Symbol: GTMEX

Tax Information

The Portfolio’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are purchasing through a tax-deferred arrangement, such as a 401(k) plan or IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Purchase and Sale of Portfolio Shares

There are no minimum initial or subsequent investment requirements for the Portfolio. The Glenmede Trust Company, N.A. (“Glenmede Trust”) has informed The Glenmede Fund, Inc. (the “Fund”) that it and its affiliated companies’ (“Affiliates”) minimum initial investment requirements for their clients’ investments in the Portfolio is $1,000, which may be reduced or waived from time to time. Approved brokers and other institutions that purchase shares on behalf of their clients may have their own minimum initial and subsequent investment requirements. You may redeem shares at any time by contacting Glenmede Trust by telephone or facsimile or contacting the institution through which you purchased your shares.

Financial Intermediary Compensation

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

GTMEXSUMMPROS

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